                            CONSENT AND AMENDMENT NO. 1 TO
                             LOAN AND SECURITY AGREEMENT

          This Consent and Amendment No. 1 to Loan and Security Agreement (this "Amendment") is made as of October 21, 1997, among DeCrane Aircraft Holdings, Inc., a Delaware corporation ("Borrower"), Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, individually as a lender ("BoA") and as agent ("Agent"), Comerica Bank - California ("Comerica"), Mellon Bank, N.A. ("Mellon"), and Sumitomo Bank of California ("Sumitomo"; Sumitomo, BoA, Comerica and Mellon being collectively referred to as "Lenders").

          Reference is made to that certain Loan and Security Agreement dated as of April 15, 1997 among Borrower, Agent and Lenders (the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement).

          Borrower has requested that Requisite Lenders consent to the acquisition (the "AII Acquisition") by Borrower of all of the outstanding capital stock of Audio International, Inc. ("AII"). Absent the written consent of Requisite Lenders, consummation of the AII Acquisition would cause a breach of each of SECTIONS 5.11 and 5.17 of the Loan Agreement.

          Borrower has also requested that all of the Lenders agree to amend the Loan Agreement in certain respects.

          NOW, THEREFORE, Agent, Lenders and Borrower agree as follows:

          1.   CONSENT.  Subject to the conditions precedent set forth in
Section 2 of this Amendment, Lenders hereby consent to the consummation of the AII Acquisition. This consent shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any document entered into in connection therewith, or (b) a waiver, release or limitation upon the exercise by Agent or any Lender of any of its rights, legal or equitable, hereunder. Except as set forth above, Agent and each Lender reserves any and all rights and remedies which it has had, has or may have under the Loan Agreement.

          2. AII ACQUISITION CONDITIONS PRECEDENT. The consent of the Lenders to the consummation of the AII Acquisition shall become effective as of the date of this Amendment upon the satisfaction of the following conditions precedent:

          2.1. Borrower shall have delivered to Agent a manually executed original of this Agreement;

          2.2. The terms of the AII Acquisition shall be no less favorable to the Borrower from those set forth in a certain proposal letter concerning the AII Acquisition dated September 12, 1997, delivered by the Borrower to AII and the current shareholders of AII. In furtherance, and not by way of limitation, of the foregoing:

          2.2.1. The aggregate purchase price, including deferred purchase price, of the AII Acquisition shall not exceed $30,000,000;

          2.2.2. The cash purchase price paid by the Borrower at the closing of the AII Acquisition shall not exceed $24,000,000;

          2.2.3. The AII Acquisition shall be consummated on or prior to December 5, 1997;

          2.3. No Event of Default or Unmatured Event of Default shall be in existence at the time of the consummation of the AII Acquisition, or would be caused after giving effect thereto;

          2.4. Agent and Lenders shall have completed an environmental due diligence review of AII and its Subsidiaries, and shall be satisfied with the results thereof;

          2.5. Agent and Lenders shall have received an executed copy of the purchase agreement between the Borrower and the current shareholders of AII (the "Purchase Agreement"), and Agent and Lenders shall be satisfied with the terms and conditions thereof, including without limitation the representations, warranties and indemnities made therein in favor of the Borrower.

          2.6. Agent shall have received (i) executed copies of all additional agreements, documents and instruments pertaining to the consummation of the AII Acquisition (collectively with the Purchase Agreement, the "AII Acquisition Documents") and (ii) a collateral assignment executed by the Borrower, in form and substance acceptable to Agent, of all representations, warranties, covenants and other agreements (including indemnification agreements) made in favor of the Borrower under the AII Acquisition Documents, for the benefit of the Agent, the Lenders and the Issuer;

          2.7. Agent, for the benefit of itself, Issuer and the Lenders, shall have received (i) guaranties executed by AII and each Subsidiary of AII, each in form substantially similar to guaranties previously executed by the presently existing Subsidiaries of the Borrower in connection with the execution of the Loan Agreement, (ii) first priority Liens on the stock and assets of AII and each Subsidiary of AII, granted pursuant to security agreements and pledge agreements, each in form substantially similar to security agreements and pledge agreements previously executed by the presently existing Subsidiaries of the Borrower in connection with the execution of the Loan Agreement and (iii) such opinions of legal counsel, stock certificates, insurance certificates, insurance endorsements and assignments, certificates, articles of incorporation, good standing certificates and other agreements, instruments and documents as reasonably requested by Agent, each in form and substance reasonable acceptable to Agent;

          2.8. The boards of directors of AII and each Subsidiary of AII shall have approved the consummation of the AII Acquisition;

          2.9. Agent shall have received a certificate from Borrower's chief executive officer, president or chief financial officer (i) certifying that all of conditions precedent set forth in Section 2 of this Amendment have been satisfied and (ii) containing a computation of, and showing compliance with, each of SECTIONS 5.24, 5.25, 5.26, 5.27 and 5.28 of the Loan Agreement after giving effect to the AII Acquisition and the amendments set forth herein, together with such financial information as Requisite Lenders shall request to verify such compliance;

          2.10. There shall not have been instituted or threatened any litigation or proceeding in any court or administrative forum adversely concerning or affecting the consummation of the AII Acquisition;

          2.11. Agent shall have received evidence reasonably acceptable to Agent that the Borrower has received all permits, consents and regulatory approvals necessary to consummate the AII Acquisition;

          2.12. AII and its Subsidiaries shall have incurred no material liabilities, contingent or otherwise, other than as disclosed on AII's most recently audited financial statements, copies of which have been delivered to Agent;

          2.13. Between the date of this Amendment and the consummation of the AII Acquisition, no event, circumstance or condition shall have occurred or exist which has a Material Adverse Effect; and

          2.14. Between December 31, 1996 and the consummation of the AII Acquisition, no event, circumstance or condition shall have occurred or exist which has a material adverse effect upon the condition (financial or otherwise), operations, performance or properties of AII or any Subsidiary of AII.

          3. AMENDMENTS TO LOAN AGREEMENT. Subject to the conditions precedent set forth in Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

          3.1. The clause "Forty Million Dollars ($40,000,000)" set forth in the definition of the term "Revolving Credit Amount" in SECTION 1.1 of the Loan Agreement is hereby amended and restated to read "Sixty Million Dollars ($60,000,000)".

          3.2. The clause "Two Hundred Fifty Thousand Dollars ($250,000)" set forth in SECTION 5.14(h) of the Loan Agreement is hereby amended and restated to read "One Million Dollars ($1,000,000)".

          3.3. The word "and" immediately preceding clause (e) of SECTION 5.15, is hereby deleted, and SECTION 5.15(e) of the Loan Agreement is hereby amended and restated as follows:

          "(e) Liens on (i) real estate owned by Audio International, Inc., an Arkansas corporation and a Subsidiary of Borrower ("AII"), and (ii) machinery and equipment owned by AII constituting legal fixtures to such real estate, securing Indebtedness in an aggregate amount not to exceed Seven Hundred Fifty Thousand Dollars ($750,000); and (f) Liens consented to in writing by Requisite Lenders.

          3.4. The clause "Four Million Dollars ($4,000,000)" set forth twice in
SECTION 5.24 of the Loan Agreement is hereby amended and restated in each instance to read "Four Million Five Hundred Thousand Dollars ($4,500,000)".

          3.5. The word "or" immediately preceding clause (iv) set forth in
SECTION 10.11 of the Loan Agreement is hereby deleted, and said clause (iv) is hereby amended and restated as follows:

          "(iv) if approved, authorized or ratified in writing by Agent at the direction of Requisite Lenders, PROVIDED, that the then existing fair market value of the Collateral to be released in any single or series of related transactions does not exceed ten percent (10%) of the then existing fair market value of all Collateral, or (v) if approved, authorized or ratified in writing by Agent at the direction of all Lenders."


          3.6. The Maximum Revolving Loan Amount of each Lender shall be amended and restated as set forth on the signature pages to this Amendment.

          4. AMENDMENT CONDITIONS PRECEDENT. The amendments to the Loan Agreement set forth in Section 3 of this Amendment shall become effective as of the date of this Amendment upon the satisfaction of the following conditions precedent:

          4.1. The AII Acquisition shall have been consummated on or prior to December 5, 1997, and in accordance with the terms of the AII Acquisition Documents and applicable law;

          4.2. Borrower shall have executed and delivered to Agent for distribution to the Lenders amended and restated Revolving Credit Notes in form and substance substantially similar to Revolving Credit Notes previously executed by the Borrower in connection with the execution of the Loan Agreement, each in an amount equal to each Lender's Maximum Revolving Loan Amount;

          4.3. The Subsidiaries of Borrower (other than AII and its Subsidiaries) shall have executed and delivered a certain Reaffirmation of Guaranties, in the form of EXHIBIT A to this Amendment;

          4.4. No Event of Default or Unmatured Event of Default shall have occurred and be continuing;

          4.5. Borrower shall have delivered to Agent a certificate in form and substance satisfactory to Agent of Borrower's Secretary or an Assistant Secretary as to Borrower's certificate of incorporation and by-laws, the incumbency of Borrower's officers and corporate resolutions adopted by Borrower's board of directors with respect to this Amendment;

          4.6. Agent shall have received an opinion of Borrower's legal counsel, in form and substance substantially similar to a legal opinion delivered by such counsel to Agent in connection with the execution and delivery of the Loan Agreement; and

          4.7. Agent shall have received, for the benefit of the Lenders based on each Lender's pro rata share of the increase in the Revolving Credit Amount pursuant to the terms of this Amendment, an amendment fee in the amount of $20,000.

          5.    MISCELLANEOUS.

          5.1. EXPENSES. Borrower agrees to pay on demand all costs and expenses of Agent (including Attorneys' Fees) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save Agent and each Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this SECTION 5.1 shall survive any termination of this Amendment or the Loan Agreement as amended hereby.

          5.2. GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

          5.3. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

          5.4. REFERENCE TO LOAN AGREEMENT. Except as herein amended, the Loan Agreement shall remain in full force and effect and is hereby ratified in all respects. On and after the effectiveness of the amendments to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any note and in any Related Agreements, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

          5.5. SUCCESSORS. This Amendment shall be binding upon Borrower, each Lender, Agent and their respective successors and assigns, and shall inure to the benefit of Borrower, each Lender, Agent and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

                                    DECRANE AIRCRAFT HOLDINGS, INC., as
                                    Borrower


                                    By
                                      ----------------------------------------
                                    Its
                                       ---------------------------------------


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, successor-by-merger to Bank of America Illinois, as Agent


                                    By
                                      ----------------------------------------
                                    Its
                                       ---------------------------------------


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, successor-by-merger to Bank of America Illinois, as a Lender

                                    By
                                      ----------------------------------------
                                    Its
                                       ---------------------------------------

                                    Maximum Revolving Loan Amount:  $24,000,000

                                    COMERICA BANK - CALIFORNIA, as a Lender


                                    By
                                      ----------------------------------------
                                    Its
                                       ---------------------------------------

                                    Maximum Revolving Loan Amount:  $12,000,000

                                    MELLON BANK, N.A., as a Lender


                                    By
                                      ----------------------------------------
                                    Its
                                       ---------------------------------------

                                    Maximum Revolving Loan Amount:  $12,000,000

                                    SUMITOMO BANK OF CALIFORNIA, as a Lender


                                    By
                                      ----------------------------------------
                                    Its
                                       ---------------------------------------

                                    Maximum Revolving Loan Amount:  $12,000,000

                                     EXHIBIT A
                            REAFFIRMATION OF GUARANTIES


                                               October 21, 1997

Bank of America National Trust
  and Savings Association, individually
  and as agent ("Agent")
Comerica Bank -- California
Mellon Bank, N.A.
Sumitomo Bank of California

Ladies and Gentlemen:

          Each of the undersigned has executed and delivered to Agent, for your collective benefit, a certain Guaranty dated as of April 15, 1997 (each, a "Guaranty"). Each of the undersigned acknowledges receipt of copies of (i) that certain Consent and Amendment No. 1 to Loan and Security Agreement of even date herewith between you and DeCrane Aircraft Holdings, Inc. (the "Amendment") and
(ii) each additional instrument, agreement and document required to be delivered to any of you pursuant to the terms of the Amendment (the "Additional Documents"). Each of the undersigned hereby reaffirms the validity of the Guaranty executed by such entity and its obligations thereunder, in each case after giving effect to the execution and delivery of the Amendment and the Additional Documents, and the consummation of the transactions contemplated thereby.

                                    AEROSPACE DISPLAY SYSTEMS, INC.
                                    CORY COMPONENTS, INC.
                                    CORY HOLDINGS, INC.
                                    ELSINORE AEROSPACE SERVICES, INC.
                                    ELSINORE ENGINEERING, INC.
                                    HOLLINGSEAD INTERNATIONAL, INC.
                                    TRI-STAR ELECTRONICS INTERNATIONAL, INC.
                                    TRI-STAR HOLDINGS, INC.
                                    TRI-STAR TECHNOLOGIES, INC.

                                    Each By
                                           ---------------------------------
                                    Its
                                       -------------------------------------